Exhibit 10.2

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials

$20,000,000.00	12-19-2001	12-31-2003	53455	47/400	119284	JB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	HUSKER AG, LLC (TIN: 47-0836953)	LENDER:	STEARNS BANK NATIONAL ASSOCIATION
	PO BOX 10		4191 SO 2ND ST
	PLAINVIEW, NE 68769		PO BOX 7338
ST CLOUD, MN 56302

Principal Amount: $20,000,000.00	Initial Rate: 5.250%	Date of Agreement: SEPTEMBER 30, 2003

DESCRIPTION OF EXISTING INDEBTEDNESS.  PROMISSORY NOTE DATED 12-19-2001 IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.00.

DESCRIPTION OF CHANGE IN TERMS.  EXTEND MATURITY DATE, ADJUST INTEREST RATE, INCLUDE PREPAYMENT PENALTY AND ADD PROVISIONS & COVENANTS AS STATED WITHIN THIS DOCUMENT.

PROMISE TO PAY.  HUSKER AG, LLC (“Borrower”) promises to pay to STEARNS BANK NATIONAL ASSOCIATION (“Lender”), or order, in lawful money of the United States of America, the principal amount of Twenty Million & 00/100 Dollars ($20,000,000.00), together with interest on the unpaid principal balance from September 30, 2003, until paid in full.

PAYMENT.  Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan on demand.  Payment in full is due immediately upon Lender’s demand.  If no demand is made, Borrower will pay this loan in 2 regular payments of $285,774.29 each and one irregular last payment estimated at $19,694,148.88.  Borrower’s first payment is due October 31, 2003, and all subsequent payments are due on the same day of each month after that.  Borrower’s final payment will be due on December 31, 2003, and will be for all principal and all accrued interest not yet paid.  Payments include principal and interest.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; then to principal; and then to any unpaid collection costs.  Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the “Index”).  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower.  Lender will tell Borrower the current Index rate upon Borrower’s request.  The interest rate change will not occur more often than each DAY.  Borrower understands that Lender may make loans based on other rates as well.  The index currently is 4.000% per annum.  The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 1.250 percentage points over the Index, resulting in an initial rate of 5.250% per annum.  NOTICE:  Under no circumstances will the interest on the Note be more than the maximum rate allowed by applicable law.  Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower’s payments to ensure Borrower’s loan will pay off by its original final maturity date, (B) increase Borrower’s payments to cover accruing interest, (C) increase the number of Borrower’s payments, and (D) continue Borrower’s payments at the same amount and increase Borrower’s final payment.

PREPAYMENT PENALTY.  Upon prepayment of this Agreement, Lender is entitled to the following prepayment penalty:  THIS NOTE MAY NOT BE PREPAID, EITHER IN WHOLE OR IN PART, EXCEPT AS PROVIDED HEREIN.  EFFECTIVE SEPTEMBER 30, 2003 THIS NOTE MAY BE PREPAID AT ANY TIME IN WHOLE OR IN PART UPON 10 DAYS WRITTEN NOTICE TO THE HOLDER HEREOF AND UPON PAYMENT OF A PREPAYMENT PREMIUM IN AN AMOUNT EQUAL TO 3.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE CONSTRUCTION PERIOD, 5.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR ONE FOLLOWING THE CONSTRUCTION PERIOD, 4.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR TWO FOLLOWING THE CONSTRUCTION PERIOD, 3.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING THE YEAR THREE FOLLOWING THE CONSTRUCTION PERIOD, 2.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FOUR FOLLOWING THE CONSTRUCTION PERIOD, AND 1.0% OF THE AMOUNT OF SUCH PREPAYMENT DURING YEAR FIVE FOLLOWING THE CONSTRUCTION PERIOD.  ALL PREPAYMENTS SHALL, AT THE OPTION OF THE HOLDER HEREOF, FIRST BE APPLIED TO ACCRUED INTEREST AND THE REMAINDER THEREOF TO PRINCIPAL.  NOT WITHSTANDING ANY SUCH PREPAYMENT(S), UNTIL THE PRINCIPAL AMOUNT OF THIS NOTE AND ALL INTEREST THEREON IS PAID IN FULL, THE MAKER HEREOF SHALL CONTINUE TO MAKE INSTALLMENT PAYMENTS OF PRINCIPAL AND INTEREST IN THE AMOUNTS AND AT THE TIMES PROVIDED HEREIN.  Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule.  Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments.  Borrower agrees not to send Lender payments marked “paid in full,” “without

Loan No. 53455

recourse”, or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:  STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST, ST. CLOUD, MN  56302-7338.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon final maturity, the total sum due under this Agreement will bear interest from the date of acceleration or maturity at the variable interest rate on this Agreement.  The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the indebtedness.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to perform Borrower’s obligations under this Agreement or any of the related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.  The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness.  This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender.  In its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note.  In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment of performance of the indebtedness is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:  (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota.  This Agreement has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL.  Borrower acknowledges this Agreement is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS:  DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT FROM BORROWER TO LENDER DATED 12-19-01.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligations(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s) including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension modification or release, but also to all such subsequent actions.

LATE CHARGE.  SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY.

ADDITIONAL COVENANTS.

A)  NO DISTRIBUTIONS WITHOUT PRIOR LENDER APPROVAL AND ISSUANCE OF THE USDA LOAN NOTE GUARANTEE.

B)  MINIMUM 40% BALANCE SHEET TANGIBLE NET WORTH MUST BE MAINTAINED.

C)  DEBT SERVICE COVERAGE RATIO OF AT LEAST 1.20x AFTER DISTRIBUTIONS.

ADDITIONAL PROVISION.  IN THE EVENT USDA DECLINES THE ORIGINAL LOAN REQUEST FOR $20,000,000.00, WITH A 60% GUARANTY, THE BORROWER AND LENDER AGREE TO PROCEED ON THE FOLLOWING TERMS:

LOAN A:  $8,837,300 - 70% USDA GUARANTEE - AMORTIZED OVER 15 YEARS

LOAN B:  $8,837,300 - CONVENTIONAL LOAN - AMORTIZED OVER 7 YEARS

LOAN C:  $1,505,900 - CONVENTIONAL LOAN - AMORTIZED OVER 3 YEARS (REQUIRES A PRINCIPAL REDUCTION OF $819,500)

THE INTEREST RATE WILL BE WSJP INDEX + 1.25%, ADJUSTING ON THE FIRST DAY OF EACH CALENDAR QUARTER.

THESE TERMS ARE SUBJECT TO ISSUANCE OF A 70% USDA LOAN NOTE GUARANTEE, CONVERSION FEE OF $116,277.80 AND USDA FEE OF $123,722.20

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

MISCELLANEOUS PROVISIONS.  This Agreement is payable on demand.  The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Agreement on its demand.  Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them.  Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Agreement are joint and several.

SECTION DISCLOSURE.  This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	GARY KUESTER, Chairman of HUSKER AG, LLC		JACK FRAHM, Secretary of HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	SCOTT CARPENTER, Vice Chairman of HUSKER AG, LLC		CORY FURSTENAU, Treasurer of HUSKER AG, LLC

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials

$20,000,000.00	12-19-2001	12-31-2003	53455	47/400	119284	JB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	HUSKER AG, LLC (TIN: 47-0836953)	LENDER:	STEARNS BANK NATIONAL ASSOCIATION
	PO BOX 10		4191 SO 2ND ST
	PLAINVIEW, NE 68769		PO BOX 7338
ST CLOUD, MN 56302

LOAN TYPE.  This is a Variable Rate Nondisclosable Loan to a Limited Liability Company for $20,000,000.00 due on December 31, 2003.  The reference rate (WALL STREET JOURNAL PRIME RATE, currently 4.000%) is added to the margin of 1.250%, resulting in an initial rate of 5.250.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐ Maintenance of Borrower’s Primary Residence.

☐ Personal, Family or Household Purposes or Personal Investment.

☐ Agricultural Purposes.

☒ Business Purposes.

SPECIFIC PURPOSE.  The specific purpose of this loan is:  CONSTRUCT A 20 MGY CAPACITY ETHANOL PLANT IN PLAINVIEW NE.

FLOOD INSURANCE.  As reflected on Flood Map No. 310466 0025B dated 06-04-1987, for the community of PIERCE COUNTY, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards.  Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $20,000,000.00 as follows:

Other Disbursements:	$20,000,000.00
$19,827,859.74 Outstanding Balance
$172,140.26 AVAILABLE BALANCE

Note Principal:	$20,000,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00

Other Charges Paid in Cash:	$98,833.64
$20.50 FILING / RECORDING FEES
$500.00 RENEWAL FEE
$98,313.14 ACCRUED INTEREST

Total Charges Paid in Cash:	$98,833.64.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED SEPTEMBER 30, 2003.

BORROWER:

HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	GARY KUESTER, Chairman of HUSKER AG, LLC		JACK FRAHM, Secretary of HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	SCOTT CARPENTER, Vice Chairmen of HUSKER AG, LLC		CORY FURSTENAU, Treasurer of HUSKER AG, LLC